UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2012

LIBERTY PROPERTY TRUST

LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code: (610) 648-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 8.01.             Other Events.

On December 7, 2012, Liberty Property Trust (the “Company”) and Liberty Property Limited Partnership (the “Operating Partnership” and, together with the Company, the “Transaction Entities”) entered into a separate continuous offering program Equity Distribution Agreement (each, an “Equity Distribution Agreement” and collectively, the “Equity Distribution Agreements”) with each of Citigroup Global Markets Inc. and Goldman, Sachs & Co. (each, an “Agent” and collectively, the “Agents”), under which the Company may, from time to time, offer and sell, under its Registration Statement on Form S-3 (File No. 333-173951), effective May 5, 2011, the Company’s common shares of beneficial interest, par value $0.001 per share, having an aggregate offering price of up to $200,000,000 (the “Shares”) from time to time through the Agents through an “at the market” equity offering program.

Sales of the Shares made pursuant to the Equity Distribution Agreements, if any, will be made on the New York Stock Exchange by means of ordinary brokers’ transactions, or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market price or negotiated transactions, in block transactions, or as otherwise agreed by the applicable Agent and the Company.  The Agents are not required to sell any specific number or dollar amount of the Shares, but will use their respective reasonable efforts to sell the Shares, as instructed by the Company.  The Company will pay each of the Agents an aggregate fee that will not exceed 2.0% of the gross sales price per share of the common shares sold through it as Agent under the applicable Equity Distribution Agreement.

The Company may sell the Shares to each of the Agents as principal for its own account at a price agreed upon at the time of sale.  If the Company sells the Shares to any Agent, acting as principal, the Company will enter into a separate agreement with the Agent and will describe the terms of the offering of those shares in a separate prospectus supplement or pricing supplement.

Item 9.01.             Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

The exhibits contained in this Current Report on Form 8-K shall be considered “filed” with the Securities and Exchange Commission for purposes of the Securities Exchange Act of 1934, as amended, and shall be incorporated by reference in any registration statement filed by the Registrants under the Securities Act of 1933, as amended.

Exhibit Number	Exhibit Title

1.1	Equity Distribution Agreement, dated December 7, 2012, by and among the Company, the Operating Partnership and Citigroup Global Markets Inc.

1.2	Equity Distribution Agreement, dated December 7, by and among the Company, the Operating Partnership and Goldman, Sachs & Co.

5.1	Opinion of Saul Ewing, LLP, dated December 7, 2012

8.1	Opinion of Cozen O’Connor, dated December 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

	By:	/s/ James J. Bowes
		Name:	James J. Bowes
		Title:	Secretary and General Counsel

LIBERTY PROPERTY
LIMITED PARTNERSHIP

	By:	Liberty Property Trust, its sole
General Partner

	By:	/s/ James J. Bowes
		Name:	James J. Bowes
		Title:	Secretary and General Counsel

Dated: December 10, 2012

[Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit Title

1.1	Equity Distribution Agreement, dated December 7, 2012, by and among the Company, the Operating Partnership and Citigroup Global Markets Inc.

1.2	Equity Distribution Agreement, dated December 7, by and among the Company, the Operating Partnership and Goldman, Sachs & Co.

5.1	Opinion of Saul Ewing, LLP, dated December 7, 2012

8.1	Opinion of Cozen O’Connor, dated December 7, 2012